Exhibit 99.1
PG&E Corporation Investor DayAugust 9, 2021

This presentation contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and Pacific Gas and Electric Company (the “Utility”), including their implementation of a lean operating system, wildfire risk management efforts, capital expenditures, ratebase, cost management, dividend yield, and earnings per share. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to risks and uncertainties associated with:unresolved claims from the Chapter 11 proceedings, including securities class action claims;PG&E Corporation and the Utility’s substantial indebtedness;wildfires in the Utility’s territory, including the extent of the Utility’s liability in connection with the 2019 Kincade fire (including the outcome of the criminal complaint filed by the Sonoma County District Attorney), the 2020 Zogg fire, and the 2021 Dixie fire; the Utility’s ability to recover related costs, and the timing of insurance recoveries;the Utility’s ability to help reduce wildfire threats and improve safety as a result of climate driven wildfires and extreme weather, including the ability comply with its WMP; its ability to retain or contract for the workforce to execute its WMP; and the cost of the program and the timing of any proceeding to recover such costs through rates;the ability to securitize $7.5 billion of costs related to the 2017 Northern California wildfires;the Utility’s implementation of its Public Safety Power Shutoff (PSPS) program;whether the Utility may be liable for future wildfires, and the impact of AB 1054 on potential losses in connection with such wildfires, including the CPUC’s procedures for recovering such losses;the requirement that the Utility maintain a valid safety certification and the potential effects of the CPUC’s enhanced enforcement and oversight authority;the Utility’s ability to access the Wildfire Fund, including that the Wildfire Fund has sufficient remaining funds;the global COVID-19 pandemic and its impact on PG&E Corporation’s and the Utility’s financial condition, results of operations, liquidity and cash flows, as well as on energy demand, the ability to collect on customer invoices, the ability to mitigate these effects and to recover any related, and the impact of workforce disruptions;the Utility’s ability to obtain wildfire insurance at a reasonable cost in the future, or at all; the adequacy of insurance coverage and scope of limitations; and the ability to obtain recovery of insurance premiums;the timing and outcome of FERC rate cases and the Utility’s applications for cost recovery of recorded amounts, future cost of capital proceedings, and other ratemaking and regulatory proceedings, including the EOEP;the Utility’s ability to control operating costs, timely recover costs through rates and achieve projected savings, and the extent to which it incurs unrecoverable costs that are higher than forecasted;the outcome of the probation and the monitorship, and related compliance costs, including the costs of complying with any additional conditions of probation, including expenses associated with any material expansion of the Utility’s vegetation management program; tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an “ownership change” that limits certain tax attributes; andthe other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2020, as updated by their joint quarterly report on Form 10-Q for the quarter ended June 30, 2021 (the “Form 10-Q”) and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov.  Unless otherwise indicated, the statements in this presentation are made as of August 9, 2021. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility’s joint current report on Form 8-K that was furnished to the SEC on August 9, 2021 and is also available on PG&E Corporation’s website at www.pgecorp.com.  Forward-Looking Statements  2

Safety Plan

Location:
San Ramon Valley Conference Center
3301 Crow Canyon Road,
San Ramon, CA

Evacuation Point:
Parking Lot

Call for emergency assistance
Dial "0" on any site phone for the front desk

CPR Lead
Front Desk

Sweep Room/Area Lead
Matthew Fallon

AED/First Aid Kit (located at the front desk)
Chris Paschal

Meet Emergency Services
Front Desk

In case of earthquake
Duck, Cover, Hold

COVID
Masks are required regardless of vaccination status

Safety in everything we do

3

TODAY'S PRESENTERS

Proven performers embracing opportunity



Patti Poppe
CEO
PG&E Corporation

Former President and CEO CMS Energy

15 years utility experience

15 years automotive experience



Marlene Santos
EVP, Chief Customer Officer
39 years utility experience with NextEra Energy including: VP of Customer Service, Chief Integration Officer and President of Gulf Power Company



Adam Wright
EVP, COO
17 years utility experience including: President & Chief Executive Officer MidAmerican



Sumeet Singh
SVP, Chief Risk Officer
19 years of utility experience including: Vice President, Electric Operations Asset & Risk Management at PG&E



Jason Glickman
EVP, Engineering, Planning & Strategy
20 years industry experience Including: Partner & Global Head of Utilities and Renewables at Bain



Carla Peterman
EVP, Corporate Affairs
15 years industry experience Including: SVP Strategy and Regulatory Affairs at SCE



Chris Foster
EVP, CFO
15 years industry experience Including: VP of Investor Relations & Treasury at PG&E

4

Substantial progress in six months



Enterprise-wide lean operating system
Marlene



Cross-functional utility operations
Adam



Well-coordinated wildfire risk management
Sumeet



Innovative engineering processes
Jason



Engaging regulatory relationship
Carla



Delivering value for customers and investors
Chris

Accelerating performance

5

Substantial progress in six months



Enterprise-wide lean operating system
Marlene



Cross-functional utility operations
Adam



Well-coordinated wildfire risk management
Sumeet



Innovative engineering processes
Jason



Engaging regulatory relationship
Carla



Delivering value for customers and investors
Chris

Accelerating performance

6

Lean Systems are proven to:eliminate errors consequential to human lifeairlines and healthcaredrive visibility, control and predictabilityalign coworkers to topline goals transform cultures  PG&E is implementing lean company-wide 7

PG&E’s lean journey Lean brought toGas Operations March 2021 Lean OS brought to Wildfire Risk Mitigation Division  2017 EOY 2021  Lean OS implemented across enterprise—core operations & business functions Jan 2021 Implemented across the enterprise in 2021 Lean Operating System (OS) and four lean plays established as enterprise foundation 8

Lean Operating System and Four Lean Plays Drives safety, quality, delivery, cost and morale VISUAL MANAGEMENT 1 OPERATING REVIEWS 2 01  02  PROBLEM SOLVING 3 STANDARD WORK 4 PG&E’s 4 Lean Plays 9

Daily Operating Reviews (DORs) Confirmation of performance and escalation 10:00AM - 10:15AM  6:30AM - 8:15AM Superintendent / Manager DORs Supervisor DORs Director DORs Cross-functional + Regional DOR VP DORs  EVP Cross-functional DOR  EVP Customer + Regional 15-minute operational reviews of key performance indicators Daily Operating Reviews (DORs)LINE OF BUSINESS | CROSS-FUNCTIONAL | CUSTOMER CARE + REGIONAL 10

Lean in action Confirming daily, weekly, monthly alignment across the enterprise 11

Substantial progress in six months



Enterprise-wide lean operating system
Marlene



Cross-functional utility operations
Adam



Well-coordinated wildfire risk management
Sumeet



Innovative engineering processes
Jason



Engaging regulatory relationship
Carla



Delivering value for customers and investors
Chris

Accelerating performance

12

It’s all about performance Performance reflects the process One picture show up at a time 13

Results of lean within a line of business Tools within the Lean Operating System playbook have helped the Gas Operations team improve its performance in many areas Confirms the value of the process  Lean Implementation Gas odor response times Dig-In reduction 2010 2020 1st quartile 1st quartile 4th quartile Source: American Gas Association 2017 3rd quartile 14

Benefits of lean across lines of business Root causes for delays > 60 minutes Demonstrates the possibility of the process Lean solutionAssigned cross-functional resources 911 Emergency response < 60 minPG&E YTD ACTUAL | YTD TARGET Problem 911 Emergency Response > 60 minutes Visual management and operating reviews allow problems to be tackled cross-functionally 15

Visual management identifies gaps early Detected off-track,Risk of behind plan EVM Miles Complete vs. Target 1,800 MILE TARGET | OFF TRACK | ON TRACK / MEET TARGET Recovery plan established Plan Executed, back on track100% on-plan  Catch up plan allows us to get back on track 16

Lean Operating System and Four Lean Plays Drives safety, quality, delivery, cost and morale VISUAL MANAGEMENT 1 OPERATING REVIEWS 2 01 02 PROBLEM SOLVING 3 STANDARD WORK 4 PG&E’s 4 Lean Plays 17

Substantial progress in six months Innovative engineering processes Jason Enterprise-wide lean operating system Marlene Cross-functional utility operations Adam Engaging regulatory relationship Carla Delivering value for customers and investors Chris Accelerating performance Well-coordinated wildfire risk managementSumeet 18

Camp Tubbs Nuns Kincade Zogg Atlas Improved data and technology drive better PSPS protocols Enhanced PSPS protocols help to mitigate wind-driven catastrophic wildfire risk  Frequency Red flag warning days Non-red flag warning days HIGH WIND EVENTS AND RISK OUTCOMES % Risk Ignition Probability Weather (IPW) Catastrophic Fire Probability – Fire potential Index (FPI) Red flag warning days account for > 90% of risk annually New PSPS protocols capture wind-driven catastrophic fires 96% of risk captured (1) PSPS guidance curve (CFPD>9) Reflects application of 2021 PSPS protocols to wildfires larger than 1,000 acres that were caused by overhead electrical equipment in PG&E’s service territory from 2012 to. 2020, in terms of the number of structures damaged or destroyed. 19

Minimal PSPS – Last resort  96% – A balanced approach to mitigation work 20 As system hardening and vegetation management work progresses, expect PSPS events to decline  Reduces PSPS over time 100% – Time PSPS use 0% – undergrounding, system hardening, vegetation management, inspection and repairs Today’s Risk  Reflects application of 2021 PSPS protocols to wildfires larger than 1,000 acres that were caused by overhead electrical equipment in PG&E’s service territory from 2012 to 2020, in terms of the number of structures damaged or destroyed. (1) 20

Additional measures in High Fire Threat Districts For current conditions 2 Respond to all outages on emergency basis 60-minute target Accelerate fast trip setting Higher circuit sensitivity 2 1 Assess strike trees Perform aerial and ground patrols 3 Applied to poles in high-risk areas Utilize fire suppressant 4 21

Panel Q&A Enterprise-wide lean operating system Marlene Cross-functional utility operationsAdam Accelerating performance Well-coordinated wildfire risk management Sumeet 22

Substantial progress in six months Well-coordinated wildfire risk management Sumeet Enterprise-wide lean operating system Marlene Cross-functional utility operations Adam Engaging regulatory relationship Carla Delivering value for customers and investors Chris Accelerating performance Innovative engineering processes Jason 23

Re-engineering the energy system Resilient Decarbonized Optimized Energysystem Meeting the demands of the future 24

Undergrounding costs and benefits

Better economics


Exp
CapEx
Exp
CapEx
Status quo
Under-ground


~$4M
PG&E past
$2M
PG&E today
<1.5M
Peers
Cost per mile for representative projects

Multiple benefits

- Accelerate risk reduction
- Fix instead of repair
- Reduce clear sky outages
- Prepare for electrification
- Save our trees

Building the multi-year plan

25

A leader in energy storage today Enabling decarbonization Utility scale Distributed Electric vehicles ~2,700 MW ~300 MW ~6,600 MW 26

Substation microgrids Temporary generation at substations to support customers impacted by transmission-level PSPS events Distribution microgridsEnergizing “main street” corridors, central community resources and critical facilities Remote gridsOperating independently from the larger electric grid to serve a small number of customers located in the most rural portions of our service area Leading the way in distributed resources Optimizing for local needs 27

Substantial progress in six months



Enterprise-wide lean operating system
Marlene



Cross-functional utility operations
Adam



Well-coordinated wildfire risk management
Sumeet



Innovative engineering processes
Jason



Engaging regulatory relationship
Carla



Delivering value for customers and investors
Chris

Accelerating performance

28

Constructive policy framework Regulatory2020 GRC settlement approval 2023 GRC construct Prior spend recovery Clean energy and reliability procurement Allows us to provide safe, clean energy affordably State Support Electricity System of the Future State budget allocation for PG&E customer arrears Wildfire policy and state budget for wildfire mitigation and suppressionAB1054 Protections 29

AB1054 Wildfire safety certificate offers protections under AB1054  Effective risk reducing plan Approved wildfire mitigation plan Wildfire safety certificate  protections Improved prudency standard Liquidity to pay claims Maximum liability cap for fund reimbursement 30

Substantial progress in six months Well-coordinated wildfire risk management Sumeet Innovative engineering processes Jason Enterprise-wide lean operating system Marlene Cross-functional utility operations Adam Engaging regulatory relationship Carla Accelerating performance Delivering value for customers and investors Chris 31

AB1054 financial analysis Framing the protection offered under AB1054 Catastrophic Wildfire CalFire Investigation Legal Resolution CPUC Proceeding on Fund Reimbursement Cap on additional reimbursements Reimburse Wildfire Fund (Up to 20% of Electric T&D Rate Base Equity)(1) Y0 Y6 Y9 3-Year Cap on additional reimbursements  6+ Years of limited liquidity impact (1) Equals $2.9B in 2021 and is projected to grow in line with overall ratebase. 32

Customer investment in safety and reliability

Building on past performance (1)



2015-2020
2021-2026
CapEx ($B) (2)
actual
5.4
7.6
2015
2016
2017
2018
2019
2020
projected
$7.5-
$8.5
$8.0-
$9.6
2021
2022
2023
2024
2025
2026
Weighted average ratebase ($B) (2)
~8.4% CAGR
actual
29.5
44.1
~8.5% CAGR
projected
~$47.2
$64
-$71

Enhanced by

1. Undergrounding investments
2. Gas system safety
3. Lean operating system
4. Regional service model
5. Capitalization opportunities

Provides premium rate base growth

(1) Financial information is as of June 30, 2021.
(2) Low end of the range reflects authorized capital expenditures, including the full amount recoverable through a balancing account where applicable. High end of the range includes capital spend above authorized and reflects the spending forecast from the 2023 GRC application.

33

Cost reductions to benefit customers and investors 34 Provides more affordable plan Annual O&M reduction Self-insurance mechanism Renewable energy credit sales General office building sale Diablo Canyon closure Expiration of above-market power contracts Customer bill components (1) ~35% Capital O&M Energy Costs  PPPs / Other ~65% Taxes Cost of Capital ~$1BAnnual savings Disciplined focus on cost optimization 34

Declining relative energy cost

Annual residential average household energy share of wallet (1)
(Energy cost as % median household income)

GASOLINE | HOME GAS | HOME ELECTRICITY | EV ELECTRICITY



5%
0%
EV Electricity
Gasoline
2021
2040

with increasing EV adoption and growing electrification

(1) Assumes share of wallet based on median household income of ~$85K in 2021 with ~3% CAGR, PG&E forecasts for annual energy rates, and growing electrification and declining gas usage. Average customer is a weighted average of EV-owners and non-EV owners based on # of EVs in total light-duty vehicle population.

35

Stability for the long-term

Aggressive deleveraging and robust growth form strong foundation…

Parent De-leveraging

~8.5%
Ratebase growth

~10%
Capital return

Quality of capital plan

- ✔ Affordable customer bills
- ✔ Innovative, durable wildfire solutions
- ✔ Building and transportation electrification

To serve our hometowns and investors

36

Panel Q&A Innovative engineering processes Jason Engaging regulatory relationship Carla Accelerating performance Delivering value for customers and investorsChris 37

First 6 months Delivering the triple bottom line for our customers and investors Team Lean Wildfire Mitigation Plan Clean Energy Powerhouse 38